EXHIBIT 10.ii



                               FIRST AMENDMENT TO
                  RECEIVABLES PURCHASE AND SERVICING AGREEMENT



         THIS FIRST AMENDMENT TO RECEIVABLES PURCHASE AND SERVICING AGREEMENT, dated April 2, 1998, is entered into by and among LLAMA RETAIL FUNDING, L.P., as Purchaser, CAPITAL USA, L.L.C., as Administrative Agent, SUNBEAM ASSET DIVERSIFICATION, INC., as Seller, and SUNBEAM PRODUCTS, INC., as Servicer. Capitalized terms used but not otherwise defined herein shall have the meaning given to such terms in the Agreement (as defined below).

         WHEREAS, the parties hereto entered into that certain Receivables Purchase and Servicing Agreement, dated as of December 4, 1997 (the "AGREEMENT"); and

         WHEREAS, the parties hereto desire to amend the Agreement in certain respects as provided herein;

         NOW THEREFORE, in consideration of the promises and other mutual covenants contained herein, the parties hereto agree as follows:

         SECTION 1. AMENDMENTS.

                           (a) Sections 10.9(a) and (b) are hereby amended and
restated to read in their entirety as follows:

                           "(a) THIS AGREEMENT SHALL BE GOVERNED BY, AND
                  CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS (AS OPPOSED TO CONFLICT OF LAWS PROVISIONS) OF THE STATE OF NEW YORK.

                           (b) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY
                  SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT LOCATED IN NEW YORK CITY, NEW YORK, AND EACH WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY REGISTERED MAIL DIRECTED TO THE ADDRESSES SET FORTH ON THE ATTACHED SCHEDULE 3, AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE DAYS AFTER THE SAME SHALL HAVE BEEN DEPOSITED IN THE U.S. MAILS, POSTAGE PREPAID, TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES TO THIS AGREEMENT HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO

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                  VENUE OF ANY ACTION INSTITUTED HEREUNDER, AND CONSENTS TO THE
                  GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT. NOTHING IN THIS SECTION 10.9(B) SHALL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT ANY SUCH PARTY'S RIGHT TO BRING ANY ACTION OR PROCEEDING IN THE COURTS OF ANY OTHER JURISDICTION."

         SECTION 2. AGREEMENT IN FULL FORCE AND EFFECT AS AMENDED.

                           Except as specifically amended hereby, the Agreement
shall remain in full force and effect. All references to the Agreement shall be deemed to mean the Agreement as modified hereby. This Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of the Agreement, as amended by this Amendment, as though such terms and conditions were set forth herein.

         SECTION 3. MISCELLANEOUS.

                           (a) This Amendment may be executed in any number of
counterparts, and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

                           (b) The descriptive headings of the various sections
of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

                           (c) This Agreement may not be amended or otherwise
modified except as provided in this Agreement.

                           (d) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF
THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS.



                  [Remainder of Page Intentionally Left Blank]


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.


                                           SUNBEAM ASSET DIVERSIFICATION, INC.,
                                             as Seller


                                           By: /s/ RUSSELL A. KERSH
                                              ----------------------------------
                                              Name: Russell A. Kersh
                                              Title: Executive Vice President


                                           LLAMA RETAIL FUNDING, L.P.,
                                             as Purchaser,

                                             By Llama Retail Funding Corp.,
                                                its general partner


                                           By: /s/ CHARLES T. BROWNING
                                              ----------------------------------
                                              Name:  Charles T. Browning
                                              Title: Vice President


                                           SUNBEAM PRODUCTS, INC.,
                                             individually and as Servicer


                                           By: /s/ RUSSELL A. KERSH
                                              ----------------------------------
                                              Name: Russell A. Kersh
                                              Title: Executive Vice President


                                           CAPITAL USA, L.L.C.,
                                             as Administrative Agent


                                           By: /s/ CHARLES T. BROWNING
                                              ----------------------------------
                                              Name:  Charles T. Browning
                                              Title: Chief Financial Officer


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